UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2010, at the 2010 annual meeting of stockholders (the “Annual Meeting”) of MasterCard Incorporated (the “Company”), the holders of the Company’s Class A common stock, par value $0.0001 (“Class A common stock”), approved the amendment and restatement of the Company’s certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to:

•	declassify the Board of Directors in phases and effect related changes in director vacancy and removal procedures;

•	eliminate a supermajority voting requirement for amending the Company’s certificate of incorporation;

•	revise requirements applicable to the composition of the Board of Directors; and

•	revise requirements applicable to the ownership of the Company’s stock and delete related obsolete provisions.

On September 21, 2010, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in the form previously attached to, and as described in, the Company’s proxy statement, dated July 30, 2010, in connection with the Annual Meeting (the “Proxy Statement”).

Also on September 21, 2010, the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), in the form previously attached to, and as described in, the Proxy Statement, became effective. The Amended and Restated Bylaws were previously approved by the Company’s Board of Directors and their effectiveness was conditioned upon stockholder approval of the Amended and Restated Certificate of Incorporation at the Annual Meeting and its becoming effective thereafter through filing with the Delaware Secretary of State.

The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report, respectively, and are incorporated herein by reference as though they were fully set forth herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in Item 5.03 above, the Annual Meeting was held on September 21, 2010. A total of 102,753,575 shares of Class A common stock, out of 118,834,396 shares of Class A common stock outstanding as of the July 26, 2010 record date for the Annual Meeting, were represented in person or by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock approved each of the four proposals comprising the proposal to amend and restate the Company’s current certificate of incorporation:

PROPOSAL 1A:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Amend and restate the Company’s current certificate of incorporation to declassify the Board of Directors in phases and effect related changes in director vacancy and removal procedures	97,005,205	161,349	52,022	5,534,999

PROPOSAL 1B:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Amend and restate the Company’s current certificate of incorporation to eliminate a supermajority voting requirement for amending the Company’s certificate of incorporation	96,920,445	247,345	50,783	5,535,002

PROPOSAL 1C:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Amend and restate the Company’s current certificate of incorporation to revise requirements applicable to the composition of the Board of Directors	96,995,837	162,559	60,178	5,535,001

PROPOSAL 1D:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Amend and restate the Company’s current certificate of incorporation to revise requirements applicable to the ownership of the Company’s stock and delete related obsolete provisions	97,061,290	102,145	55,140	5,535,000

2. The holders of Class A common stock approved the adjournment of the Annual Meeting, had it been necessary or appropriate, to solicit additional proxies if there were not sufficient votes to approve each of the proposals comprising Proposal 1 at the time of the Annual Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
94,313,559	8,344,772	95,244	—

3. The holders of Class A common stock re-elected the following four directors to serve on the Company’s Board of Directors as directors (Class I) for a three-year term expiring on the date of the Company’s 2013 annual meeting of stockholders:

DIRECTOR	FOR	WITHHOLD	BROKER NON-VOTES
Nancy J. Karch	95,198,036	2,020,546	5,534,993
José Octavio Reyes Lagunes	94,511,454	2,707,128	5,534,993
Edward Suning Tian	88,484,363	8,734,219	5,534,993
Silvio Barzi	94,485,114	2,733,468	5,534,993

4. The holders of Class A common stock re-approved the Company’s Senior Executive Annual Incentive Compensation Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
95,455,765	1,617,703	145,107	5,535,000

5. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2010:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
101,846,246	806,711	88,971	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated Certificate of Incorporation of MasterCard Incorporated

3.2	Amended and Restated Bylaws of MasterCard Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: September 23, 2010	By	/S/ NOAH J. HANFT
Noah J. Hanft General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Amended and Restated Certificate of Incorporation of MasterCard Incorporated

3.2	Amended and Restated Bylaws of MasterCard Incorporated